UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[X] Preliminary Proxy Statement.

[  ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

[  ] Definitive Proxy Statement.

[  ] Definitive Additional Materials.

[  ] Soliciting Material Pursuant to §240.14a-12.

Greenpro Capital Corp.

(Name of Registrant As Specified in Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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[X].	No fee required.

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Greenpro Capital Corp.

Suite 2201, 22/F Malaysia Building, 50 Gloucester Road

Wanchai, Hong Kong

NOTICE OF ANNUAL

MEETING OF STOCKHOLDERS

To Be Held On June 7, 2016

Dear Stockholders:

You are hereby notified that the Annual Meeting of Stockholders of Greenpro Capital Corp., a Nevada corporation (together with its subsidiaries, the “Company, “we”, “us” or “our”), will be held at 10:00 a.m. (GMT+8) on Tuesday, June 7, 2016, at the offices of Suite 2201, 22/F Malaysia Building, 50 Gloucester Road, Wanchai, Hong Kong for the following purposes:

1.	To elect the Board of Directors. The Board intends to present for election the following seven nominees: Lee Chong Kuang, Loke Che Chan, Gilbert, Thanawat Lertwattanarak, Srirat Chuchottaworn, Hee Chee Keong, Shum Albert, Chin Kiew Kwong;

2.	To ratify the appointment of Anton & Chia, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016;

3.	To consider and act on an advisory (non-binding) proposal on the compensation arrangement of certain executive officers (the “say-on-pay”);

4.	To consider and act on an advisory (non-binding) proposal on how frequently stockholders should vote to approve the compensation arrangements of certain executive officers (the “say-on-pay”);

5.	To ratify the Company’s prior amendment of its Articles of Incorporation filed with the Nevada Secretary of State on May 6, 2015, changing the Company’s name from Greenpro Inc. to Greenpro Capital Corp.; and

6.	To transact such other business as may properly come before the Annual Meeting and any postponement(s) or adjournment(s) thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Our Board of Directors unanimously recommends that you vote “FOR” each of the nominees to our Board, “FOR” Proposals 2, 3, 4 and 5 and that you allow our representatives to vote the shares represented by your proxy as recommended by our Board of Directors.

Our Board of Directors has fixed the close of business on April 18, 2016 as the record date for the determination of stockholders entitled to vote at the Annual Meeting, and only holders of record of shares of Common Stock at the close of business on that day will be entitled to vote. The stock transfer books of the Company will not be closed.

Only stockholders and guests of the Company may attend and be admitted to the Annual Meeting. If your shares are registered in the name of a broker, trust, bank or other nominee, you will need to bring a proxy or a letter from that broker, trust, bank or other nominee or your most recent brokerage account statement that confirms that you are the beneficial owner of those shares.

All stockholders are cordially invited to attend the Annual Meeting in person. Whether or not you expect to be present at the Annual Meeting, please fill in, date, sign, and return the enclosed Proxy, which is solicited by management. The Proxy is revocable and will not affect your vote in person in the event you attend the Annual Meeting.

By Order of the Board of Directors of
Greenpro Capital Corp.

/s/ Lee Chong Kuang
Lee Chong Kuang
Chief Executive Officer

April 15, 2016

Greenpro Capital Corp.

Suite 2201, 22/F Malaysia Building, 50 Gloucester Road

Wanchai, Hong Kong

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

To Be Held On June 7, 2016

The enclosed Proxy is solicited by the Board of Directors (the “Board of Directors”) of Greenpro Capital Corp, a Nevada corporation, for use at our Annual Meeting of Stockholders (the “Meeting”) to be held on Tuesday, June 7, 2016 at the offices of Suite 2201, 22/F Malaysia Building, 50 Gloucester Road, Wanchai, Hong Kong and any adjournments thereof. The Board of Directors has set the close of business on April 18, 2016, as the record date (the “Record Date”) for the determination of stockholders entitled to vote at the Meeting. A stockholder executing and returning a proxy has the power to revoke it at any time before it is exercised by filing a later-dated proxy with, or other communication to, the Secretary of the Company or by attending the Meeting and voting in person. It is anticipated that this Proxy Statement will be mailed to our stockholders on or about May 5, 2016. References to the “Company,” “us,” “we,” or “our,” refer to Greenpro Capital Corp.

The Annual Meeting is for the purpose of considering and voting:

1.	To elect the Board of Directors. The Board intends to present for election the following seven nominees: Lee Chong Kuang, Loke Che Chan, Gilbert, Thanawat Lertwattanarak, Srirat Chuchottaworn, Hee Chee Keong, Shum Albert, Chin Kiew Kwong;

2.	To ratify the appointment of Anton & Chia, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016;

3.	To consider and act on an advisory (non-binding) proposal on the compensation arrangement of certain executive officers (the “say-on-pay”);

4.	To consider and act on an advisory (non-binding) proposal on how frequently stockholders should vote to approve the compensation arrangements of certain executive officers (the “say-on-pay”);

5.	To ratify the Company’s prior amendment of its Articles of Incorporation filed with the Nevada Secretary of State on May 6, 2015, changing the Company’s name from Greenpro Inc. to Greenpro Capital Corp.; and

6.	To transact such other business as may properly come before the Annual Meeting and any postponement(s) or adjournment(s) thereof.

In the event that a quorum is not present at the annual meeting, you may also be asked to vote upon a proposal to adjourn or postpone the annual meeting to solicit additional proxies.

Record Date

Only stockholders of record as of the Record Date will be entitled to vote at the Annual Meeting and any adjournments thereof. As of the Record Date, 51,963,755 shares of our Common Stock, par value $.0001 per share (“Common Stock”), were issued and outstanding. The holders of our Common Stock are entitled to one vote per share.

Voting Rights and Quorum

Each share of our common stock is entitled to one vote. The presence in person or representation by proxy of holders of a majority of the shares of our common stock issued and outstanding as of the close of business on the Record Date will constitute a quorum at the annual meeting. If a share is represented for any purpose at the meeting, it is deemed to be present for the transaction of all business. Abstentions and broker non-votes are counted as present for the purpose of determining the presence or absence of a quorum for the transaction of business. In the event that a quorum is not present at the annual meeting, it is expected that the annual meeting will be adjourned or postponed to solicit additional proxies.

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Vote Required

Each item to be acted upon at the meeting requires the affirmative vote of the holders of a majority of the shares of our common stock represented at the meeting in person or by proxy and entitled to vote on the item, assuming that a quorum is present or represented at the meeting. Directors are elected by a plurality of the votes cast by stockholders entitled to vote for directors at the Meeting.

A properly executed proxy marked “WITHHOLD” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, and will have the same effect as a vote cast against such director. With respect to the other proposals, a properly executed proxy marked “ABSTAIN,” although counted for purposes of determining whether there is a quorum, will not be voted. Accordingly, an abstention will have the same effect as a vote cast against a proposal. Under Nevada law, a broker non-vote will be treated as not being voted and will have the same effect as a vote cast against a proposal.

If you are the beneficial owner of shares held in “street name” by a broker, your broker, as the record holder of the shares, must vote those shares in accordance with your instructions. In accordance with the rules of the New York Stock Exchange (the “NYSE”), a brokerage firm may give a proxy to vote its customer’s stock without customer instructions if the brokerage firm (i) transmitted proxy materials to the beneficial owner of the stock, (ii) did not receive voting instructions by the date specified in the statement accompanying the proxy materials and (iii) has no knowledge of any contest with respect to the actions to be taken at the stockholders’ meeting and such actions are adequately disclosed to stockholders. In addition, under new NYSE rules, brokerage firms may not vote their customers’ stock without instructions from the customer if the vote concerns the election of directors, a matter relating to executive compensation, including the advisory proposal on compensation and the advisory proposal on how frequently stockholders should vote to approve the compensation of the named executive officers, which will be voted on at the meeting, or an authorization for a merger, consolidation or any matter that could substantially affect the rights or privileges of the stock.

Voting and Revocation of Proxies

After carefully reading and considering the information contained in this proxy statement, you may attend the annual meeting and vote your shares in person, by telephone or over the Internet. You may also grant your proxy to vote by returning a signed, dated and marked proxy card, by telephone or over the Internet.

Unless you specify to the contrary, all of your shares represented by valid proxies will be voted

●	“FOR” all director nominees;

●	“FOR” the appointment of Anton & Chia, LLP as our independent registered public accounting firm; and

●	“FOR” the approval of the compensation arrangements of certain executive officers.

The persons you name as proxies may propose and vote for one or more adjournments or postponements of the annual meeting, including adjournments or postponements to permit further solicitations of proxies. Such proxy holders may also vote in its discretion on any other matters that properly come before the annual meeting.

Until exercised at the annual meeting, you can revoke your proxy and change your vote in any of the following ways:

●	by delivering written notification to us at our principal executive offices at Suite 2201, 22/F Malaysia Building, 50 Gloucester Road, Wanchai, Hong Kong, Attention: Corporate Secretary;

●	by changing your vote or revoking your proxy by telephone or over the Internet;

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●	if you hold shares in your name, by attending the annual meeting and voting in person (your attendance at the meeting will not, by itself, revoke your proxy; you must vote in person at the meeting);

●	if you have instructed a broker or bank to vote your shares, by following the directions received from your broker or bank to change those instructions; or

●	if you hold shares in street name with your broker or by a nominee, by obtaining a legal proxy from the institution that holds your shares, attending the annual meeting and voting in person (your attendance at the meeting will not, by itself, revoke your proxy; you must vote in person at the meeting).

If you decide to vote by completing, signing, dating and returning a proxy card, you should retain a copy of the voter control number found on the proxy card in the event that you decide later to change or revoke your proxy.

Solicitation of Proxies

The accompanying proxy is being solicited by our Board of Directors. The entire cost of soliciting proxies will be borne by the Company. The costs of solicitation will include the costs of supplying necessary additional copies of the solicitation materials to beneficial owners of shares held of record by brokers, dealers, banks, trustees, and their nominees, including the reasonable expenses of such record holders for completing the mailing of such materials to such beneficial owners. Solicitation of proxies may also include solicitation by telephone, fax, electronic mail, or personal solicitations by directors, officers, or employees of the Company. No additional compensation will be paid for any such services. The Company may engage a professional proxy solicitation firm to assist in the proxy solicitation and, if so, expects to pay approximately $3,000 to such solicitation firm.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND
RELATED STOCKHOLDER MATTERS

The following table sets forth, as of March 30, 2016 certain information with regard to the record and beneficial ownership of the Company’s common stock by (i) each person known to the Company to be the record or beneficial owner of more than 5% of the Company’s common stock, (ii) each director of the Company, (iii) each of the named executive officers, and (iv) all executive officers and directors of the Company as a group:

Name and Business Address of Shareholders	Amount and Nature of Shareholders Ownership (1)	Percent of Outstanding Shares of Common Stock (2)
Lee Chong Kuang (3) (5) Suite 2201, 22/F, Malaysia Building, 50 Gloucester Road, Wanchai, Hong Kong	25,508,400	49.1%

Loke Che Chan, Gilbert (4) (5) Suite 2201, 22/F, Malaysia Building, 50 Gloucester Road, Wanchai, Hong Kong	23,665,000	45.5%

Greenpro Talents Ltd (5) Suite 2201, 22/F, Malaysia Building, 50 Gloucester Road, Wanchai, Hong Kong	5,000,000	9.6%

Thanawat Lertwattanarak Suite 2201, 22/F, Malaysia Building, 50 Gloucester Road, Wanchai, Hong Kong	1,235,500	2.4%

Srirat Chuchottaworn Suite 2201, 22/F, Malaysia Building, 50 Gloucester Road, Wanchai, Hong Kong	1,235,500	2.4%

Hee Chee Keong Suite 2201, 22/F, Malaysia Building, 50 Gloucester Road, Wanchai, Hong Kong	0	0%

Shum Albert Suite 2201, 22/F, Malaysia Building, 50 Gloucester Road, Wanchai, Hong Kong	0	0%

Chin Kiew Kwong Suite 2201, 22/F, Malaysia Building, 50 Gloucester Road, Wanchai, Hong Kong	0	0%

All of the officers and directors as a group (seven persons).	46,644,400	89.8%

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(1)	Applicable percentage ownership is based on 51,963,755 shares of common stock outstanding as of March 30, 2016, together with securities exercisable or convertible into shares of common stock within 60 days of March 30, 2016. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock that a person has the right to acquire beneficial ownership of upon the exercise or conversion of options, convertible stock, warrants or other securities that are currently exercisable or convertible or that will become exercisable or convertible within 60 days of March 30, 2016, are deemed to be beneficially owned by the person holding such securities for the purpose of computing the number of shares beneficially owned and percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(2)	Based on the total issued and outstanding shares of 51,963,755 as of the date of this Annual Report.

(3)	Represents 18,665,000 shares held directly by Mr. Lee Chong Kuang, 1,843,400 shares held by his spouse Yap Pei Ling, and 5,000,000 shares held by Greenpro Talents Ltd.

(4)	Represents 18,665,000 held by Mr. Loke Che Chan and 5,000,000 shares held by Greenpro Talents Ltd.

(5)	Mr. Lee is the Chief Executive Officer, director, and 50% shareholder of Greenpro Talents Ltd. Mr. Loke is the Chief Financial Officer, director and 50% shareholder of Greenpro Talents Ltd.

DIRECTORS, OFFICERS, NOMINEES AND CONTROL PERSONS

Set forth below are the present directors and executive officers and director nominees of the Company. There are no arrangements or understandings between any of the directors, director nominees, officers and other persons pursuant to which such person was selected as a director or an officer. Directors are elected to serve until the next annual meeting of stockholders and until their successors have been elected and have qualified. Officers are appointed to serve until the meeting of the Board of Directors following the next annual meeting of stockholders and until their successors have been elected and qualified.

Name	Age	Position
Lee Chong Kuang	42	President, Chief Executive Officer, Director

Loke Che Chan, Gilbert	60	Chief Financial Officer, Secretary, Treasurer, Director

Thanawat Lertwattanarak	45	Director

Srirat Chuchottaworn	47	Director

Hee Chee Keong	44	Independent Director

Shum Albert	56	Independent Director

Chin Kiew Kwong	44	Independent Director

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Lee Chong Kuang, age 42, has served as our Chief Executive Officer, President and director since July 19, 2013. From 2003 until January 30, 2015, Mr. Lee served as a director of Asia UBS Global Ltd, a Hong Kong company, which he founded in 2003. He served as director, Chief Financial Officer and Treasurer of Odenza Corp. (ODZA: OTCQB) since February 4, 2013. He also served as the Chief Financial Officer and director of Moxian Corporation since October 5, 2012. The registration of Moxian Corporation was revoked on December 24, 2014. From 1997 to 2000, Mr. Lee worked at K. Y. Ho & Co, Chartered Accountants. He began his professional career with Siva Tan & Co., a Chartered Accountant firm in Malaysia in 1995 where he remained until 1997.

As a qualified member of the ACCA and Malaysia Institute of Accountants, Mr. Lee earned his professional qualification from the Hong Kong Institute of Certified Public Accountants and extended his professional services covering accounting, tax, corporate structuring planning with special focus in cross-border client nature, in addition to his accounting software businesses. Mr. Lee established the Cross Border Business Association (CBBA) – a NGO (Non-Government Organization) established under Hong Kong Society Act - to provide information and professional advice in Cross Border Business for its investment members. For the Cross Border Investment especially in the mining resources companies which are growing fast since 2011, Mr. Lee continues to support its clients by using cloud platform to strengthen its clientele through the use of technology advancement and models such as SaaS, PaaS, etc., for accounting and management solution purposes.

Mr. Lee brings to the Board of Directors business leadership, corporate strategy and accounting and financial expertise.

Loke Che Chan, Gilbert, age 60, has served as our Chief Financial Officer, Treasurer and Director since inception on July 19, 2013. Mr. Loke has extensive knowledge in accounting and has been an accountant for more than 30 years. He was trained and qualified with UHY (formerly known as Hacker Young), Chartered Accountants, one of the large accounting firms based in London, England between 1980 and 1988. His extensive experience in auditing, accounting, taxation, SOX compliance and corporate listing has prompted him to specialize in corporate advisory, risk management and internal controls serving those small medium-sized enterprises.

From September 1999 until June 2013, Mr. Loke served as an adjunct lecturer in ACCA P3 Business Analysis at HKU SPACE (HKU School of Professional and Continuing Education), which is an extension of the University of Hong Kong and provides professional and continuing education.

Mr. Loke worked as an independent, non-executive director of ZMay Holdings Limited, a public company listed on the Hong Kong Stock Exchange from January 2008 to July 2008 and as Chief Financial Officer for Asia Properties Inc. from May 31, 2011 to March 28, 2012 and Sino Bioenergy Inc., with both companies listed on the OTC Markets in the US, from 2011 to 2012. Mr. Loke has served as the Chief Executive Officer and a director of Greenpro Resources Corporation since October 16, 2012. He has also served the Chief Executive Officer and a director of Moxian Corporation since October 5, 2012. The registrations of Moxian Corporation and Greenpro Resources were revoked on December 24, 2014. Mr. Loke has served as an independent director of Odenza Corp. (ODZA: OTCQB) from February 4, 2013 to May 28, 2015. He has also served as the Chief Financial Officer, Secretary, Treasurer, and a director of CGN Nanotech, Inc. since September 4, 2014.

Mr. Loke earned his degree of MBA from Bulacan State University, Philippines, and earned his professional accountancy qualifications from the ACCA, AIA and HKICPA. He also earned other professional qualifications from the HKICS, ICSA as Chartered Secretary, FPAM - Malaysia as Certified Financial Planner and ATIHK as tax adviser in Hong Kong.

Mr. Loke brings to the Board of Directors accounting and financial expertise and business leadership.

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Thanawat Lertwattanarak, age 45, joined us as our Director on October 18, 2015. Mr. Lertwattanarak has more than 20 years of experience in business consulting, sales management projects, resources and companies, and project management with a track record of complicated SAP and non-SAP projects in Thailand. In 2004, he found I AM Group and has been the group director since then. He obtained a Bachelor of Science in Applied Mathematics and Computer Science from the King Mongkut’s Institute of Technology, Bachelor of Industrial Engineering from the University of Tennessee, and Master of Science in Manufacturing Engineering from the University of Tennessee. Mr. Lertwattanarak brings to the Board of Directors business leadership and experience and familiarity with conducting business in Thailand.

Srirat Chuchottaworn, age 47, joined us as our Director on October 18, 2015. Ms. Chuchottaworn has more than 20 years in the IT and consulting business. In 1997, she has become an SAP consultant for finance and controlling (FI/CO) and held a certificate of FI/CO.. In 2004, she found I AM Group and has been the group director since then. She is an experienced project manager and holds multiple SAP certifications. She obtained a Bachelor Degree in Engineer from the King Monkut’s Institute of Technology Ladkrabang and Master of Science in Information Technology from the Chulalongkorn University. Ms. Chuchottaworn brings to the Board of Directors business leadership and experience and familiarity with conducting business in Thailand.

Hee Chee Keong, age 44, joined us as an independent director of the Company on March 14, 2016. From June 2014 to October 2015, Mr. Hee served as the Chief Financial Officer of Galasys Plc. From June 2013 to September 2014, he served as the Chief Financial Officer of Apple Green Holding, Inc. (formerly called Blue Sun Media, Inc). Mr. Hee was the Finance Director and Non-Independent & Non-Executive Director at NetX Holdings Berhad (known as Global Soft Berhad) from November 2004 to January 2009 and January 2009 to June 2013, respectively. Mr. Hee is a Chartered Accountant of the Malaysian Institute of Accountants (MIA) and a fellow member of Association of Chartered Certified Accountants (FCCA). He has more than 18 years of working experience in both private and public companies. Mr. Hee has also worked as the Group Accountant and Principal Accounting Officer in his career.

During the course of his career, Mr. Hee was involved in various industries, including accounting, information technology, manufacturing, trading, property, construction, leisure and entertainment. He has hands-on experience with the due diligence process, IPOs, issuance of warrants, corporate and debt restructuring in different fields and industries especially in accounting and finance. He brings to the Board of Directors deep finance, audit and business experience.

Shum Albert, age 56, joined us as an independent director of the Company on March 14, 2016. Mr. Shum is a certified Project Management Practitioner with over 30 years of experience in leading projects and people, implementing and overseeing technology programs, and administering all facets of technology initiatives. Mr. Shum has served as the Global Head of IT (ADM) in the Intertrust Group since May 2010, where he was responsible for leading the delivery of core information technology services through a global team to business units across more than twenty jurisdictions. Mr. Shum was fully accountable for the implementation of professional and effective solutions to ensure that the underlying functions, coupled with effective internal controls and worked together with the business to achieve its overall strategy across all locations. Prior to that time, Mr. Shum served as the Chief Information Officer in the South China Morning Post Group from January 2007 to October 2010 and the Regional CIO for Schindler Group from October 2000 to December 2006.

Mr. Shum holds a Bachelor Degree of Business Administration from Pacific States University, USA, a Diploma in Computer Science from the Computer Learning Institute, USA and had attended program for Executive Development at IMD business school in Lausanne, Switzerland. Mr. Shum brings to the Board of Directors his wide experience in internal controls and information technology.

Chin Kiew Kwong, age 44, joined us as an independent director of the Company on March 14, 2016. Mr. Chin has served as a Group Agency Manager at Public Mutual Berhad since 2005, a company listed on the Bursa, Stock Exchange of Malaysia which is a provider of private unit trust company and private retirement scheme (PRS) in Malaysia. He is a project leader and marketing expert in leading more than 100 unit trust consultants for the past 10 years. He was frequently awarded by the Great Eastern Assurance from 1997 to 2004 and Public Mutual Berhad Achievement since 2005. Mr. Chin was a Post graduate in computer studies from Informatics College, Kuala Lumpur in 1993. He is also a Certified NLP Practitioner and has vast experience in the fields of IT services, finance and unit trust since 1991. Mr. Chin brings to the Board of Directors his broad business and management experience.

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Family Relationships

There are no family relationships between any of our directors or executive officers.

Involvement in Certain Legal Proceedings

No executive officer or director is a party in a legal proceeding adverse to us or any of our subsidiaries or has a material interest adverse to us or any of our subsidiaries.

No executive officer or director has been involved in the last ten years in any of the following:

●	Any bankruptcy petition filed by or against any business or property of such person, or of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

●	Any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

●	Being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities;

●	Being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

●	Being the subject of or a party to any judicial or administrative order, judgment, decree or finding, not subsequently reversed, suspended or vacated relating to an alleged violation of any federal or state securities or commodities law or regulation, or any law or regulation respecting financial institutions or insurance companies, including but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail, fraud, wire fraud or fraud in connection with any business entity; or

●	Being the subject of or a party to any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act, any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

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Certain Relationships And Related Transactions

Except as set forth below, we have not been a party to any transaction since July 19, 2013 (our inception), in which the amount involved in the transaction exceeded or will exceed the lesser of $120,000 or one percent of the average of our total assets as at the year-end for the last two completed fiscal years and in which any of our directors, executive officers or beneficial holders of more than 5% of our capital stock, or any immediate family member of, or person sharing the household with, any of these individuals, had or will have a direct or indirect material interest.

Our policy is that a contract or transaction either between the Company and a director, or between a director and another company in which he is financially interested is not necessarily void or void-able if the relationship or interest is disclosed or known to the board of directors and the stockholders are entitled to vote on the issue, or if it is fair and reasonable to our company.

Transactions with Mr. Lee, our Chief Executive Officer and/or Mr. Loke, our Chief Financial Officer

In August 2013, the Company issued two 8% Convertible Promissory Notes (the “Notes”) to our Chief Executive Officer, Lee Chong Kuang and our Chief Financial Officer, Loke Che Chan, Gilbert (the “Holders”), in the principal amount of $41,250 for each Note, pursuant to certain Securities Purchase Agreements dated August 12, 2013. The Notes were convertible into the Company’s Common Stock at the Holders’ election at a conversion price of $.00825 per share. On August 31, 2014, the maturity date of the Notes, the Holders elected to convert $41,250 of the principle sum of the Note into 5,000,000 shares of common stock of the Company for each note, for an aggregate of 10,000,000 shares of our common stock.

As of June 30, 2015, we have advanced $1,197,352 to a related company controlled by the directors of the Company, Lee Chong Kuang and Loke Che Chan, Gilbert, for the purpose of business development, which bears no interest and is payable upon demand. The related company financial statement has been consolidated into the Company financial statements, after acquisition on September 2015.

On July 31, 2015, GRNQ and Ms. Yap Pei Ling, the sole shareholder of A&G International Limited, a Belize corporation (“A&G”), and spouse of Lee Chong Kuang, our Chief Executive Officer, President and director, entered into a Sale and Purchase Agreement (the “A&G Purchase Agreement”), pursuant to which GRNQ agreed to acquire 100% of the issued and outstanding securities of A&G. As consideration therefor, GRNQ issued Ms. Yap 1,842,000 restricted shares of GRNQ’s common stock, representing an aggregate purchase price of $957,840 based on the average closing price of the ten trading days preceding July 31, 2015 of $0.52 per share. The purchase price was determined based on the existing business value generated from A&G.

As of December 31, 2014, the Company received $1,032 in advisory income from CGN Nanotech Inc. Loke Che Chan, Gilbert, our Chief Financial Officer, Secretary and director, is the Chief Financial Officer, Treasurer, Secretary, and director of CGN Nanotech Inc. Greenpro Venture Capital Limited, an investment holding of the Company, holds approximately 20% of the issued and outstanding securities of CGN Nanotech Inc.

Transactions with Mr. Lertwattanarak and Ms. Chuchottaworn, our Directors

During the six months period ended June 30, 2015, and prior to their appointment to our Board of Directors on October 18, 2015, Mr. Thanawat Lertwattanarak and Ms. Srirat Chuchottaworn advanced collectively $1,171,000 to the Company, which bears no interest and is payable upon demand, for the purpose of business development.

In July 2015, the Company issued two 8% Convertible Promissory Notes (the “Notes”) to Mr. Thanawat Lertwattanarak and Ms. Srirat Chuchottaworn (the “Holders”), in the principal amount of $585,500 for each Note, pursuant to certain Securities Purchase Agreements dated July 10, 2015. The Notes were convertible into the Company’s Common Stock at the Holders’ election at a conversion price of $1 per share. On August 31, 2015, the Holders elected to convert $585,500 of the principle sum of the Note into 585,500 shares of common stock of the Company for each note, for an aggregate of 1,171,000 shares of our common stock.

We believe that all of these related party transactions are generally transacted in an arm-length basis at the current market value in the normal course of business.

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Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act requires our executive officers and directors, and persons who own more than 10% of our common stock, to file reports regarding ownership of, and transactions in, our securities with the Securities and Exchange Commission and to provide us with copies of those filings. Based solely on our review of the copies of such forms furnished to us and written representations by our officers and directors regarding their compliance with applicable reporting requirements under Section 16(a) of the Exchange Act, we believe that all Section 16(a) filing requirements for our executive officers, directors and 10% stockholders were met during the year ended December 31, 2015, except as follows: Each of Messrs. Lee, Loke and Lertwattanarak and Ms. Chuchottaworn were was late in filing his or her Form 3s. Messrs. Lee and Loke were also late in filing the required Form 4’s in connection with the acquisition of our securities arising from our acquisitions of GRBV, A&G, and GPVC.

CORPORATE GOVERNANCE

Director Independence

We have adopted standards for director independence that correspond to NASDAQ listing standards and SEC rules. The NASDAQ independence definition includes a series of objective tests, such as that the director is not, and has not been for at least three years, one of our employees and that neither the director, nor any of his family members has engaged in various types of business dealings with us. To be considered independent, the Board must affirmatively determine that neither the director, nor any member of his or her immediate family, has had any direct or indirect material relationship with the Company within the previous three years.

The Board considered relationships, transactions and/or arrangements with each of the directors and concluded that none of the non-employee directors, or any of his or her immediate family members, has any relationship with us that would impair his or her independence. The Board has determined that each of Hee Chee Keong, Shum Albert and Chin Kiew Kwong qualifies as an independent director under applicable NASDAQ listing standards and SEC rules.

Board Meetings

During calendar year 2015, our Board held 10 meetings and acted by written consent 3 times. Each director attended all Board meetings and applicable committee meetings held during calendar year 2015. The work of the Company’s directors is performed not only at meetings of the Board, but also by consideration of the Company’s business through the review of documents and in numerous communications among Board members and others.

Director Attendance at Annual Meeting

We have not yet developed a policy regarding director attendance at annual meetings of the stockholders. We expect all of our directors to attend our 2016 Annual Stockholders Meeting,

Committees of Our Board

Audit Committee

Our Audit Committee was established on March 23, 2016 and is comprised of our three independent directors: Hee Chee Keong (Chairman), Shum Albert and Chin Kiew Kwong. Hee Chee Keong serves as the Audit Committee financial expert as defined in Item 407(d)(5) of Regulation S-K promulgated under the Securities Act.

The Audit Committee reviews with our management, the internal auditors and the independent registered public accounting firm, the adequacy and effectiveness of our system of internal control over financial reporting; reviews significant accounting matters; reviews quarterly unaudited financial information prior to public release; approves the audited financial statements prior to public distribution; approves our assertions related to internal controls prior to public distribution; reviews any significant changes in our accounting principles or financial reporting practices; reviews, approves and retains the services performed by our independent registered public accounting firm; has the authority and responsibility to evaluate our independent registered public accounting firm; discusses with the independent registered public accounting firm their independence and considers the compatibility of non-audit services with such independence; annually selects and retains our independent registered accounting firm to examine our financial statements; and conducts a legal compliance review. No member of the Audit Committee serves on the audit committees of more than three public companies. The charter of the Audit Committee was filed as Exhibit 99.1 to our Annual Report on Form 10K which was filed with the SEC on March 30, 2016.

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Audit Committee Report

The Audit Committee has reviewed and discussed the audited financial statements with management. The Audit Committee has discussed with the independent auditors the matters required to be discussed by the statement on Auditing Standards No. 61, as amended and adopted by the Public Company Accounting Oversight Board in Rule 3200T. It has received the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with the independent accountant the independent accountant’s independence. Based upon the foregoing review and discussions, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the company’s Annual Report on Form 10K for the year ended December 31, 2015. Our Annual Report on Form 10K was filed with the SEC on March 30, 2016.

Submitted by members of the Audit Committee:

Hee Chee Keong (Chairman)

Shum Albert

Chin Kiew Kwong

Other Committees

We have not yet formed our Compensation and Nominations and Corporate Governance committees and the functions of such committees are currently performed by our entire board. We expect to form such committees in the future and anticipate that our independent directors will also serve on such committees.

Identifying and Evaluating Nominees

In considering candidates for membership on the Board of Directors, the Board of Directors will take into consideration the needs of the Board of Directors and the candidate’s qualifications. The Board of Directors will request such information as:

●	The name and address of the proposed candidate;

●	The proposed candidates resume or a listing of his or her qualifications to be a director of the Company;

●	A description of any relationship that could affect such person’s qualifying as an independent director, including identifying all other public company board and committee memberships;

●	A confirmation of such person’s willingness to serve as a director if selected by the Board of Directors; and

●	Any information about the proposed candidate that would, under the federal proxy rules, be required to be included in the Company’s proxy statement if such person were a nominee.

Once a person has been identified by the Board of Directors as a potential candidate, the Board of Directors may collect and review publicly available information regarding the person to assess whether the person should be considered further. Generally, if the person expresses a willingness to be considered and to serve on the Board of Directors and the Board of Directors believes that the candidate has the potential to be a good candidate, the Board of Directors would seek to gather information from or about the candidate, including through one or more interviews as appropriate and review his or her accomplishments and qualifications generally, including in light of any other candidates that the Board of Directors may be considering. The Board of Director’s evaluation process does not vary based on whether the candidate is recommended by a shareholder.

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The Board of Directors will, from time to time, seek to identify potential candidates for director nominees and will consider potential candidates proposed by the Board of Directors and by management of the Company. There is no specific board diversity policy in place presently.

Consideration and Determination of Executive and Director Compensation

Our Board of Directors is responsible for developing and overseeing the implementation of our philosophy with respect to the compensation of executives and for monitoring the implementation and results of the compensation philosophy to ensure compensation remains competitive, creates proper incentives to enhance stockholder value and rewards superior performance. Our Board annually reviews and approves for each named executive officer, and particularly with regard to the Chief Executive Officer, all components of the executive’s compensation. Our Board may award discretionary bonuses to each of the named executives, and reviews and approves the process and factors (including individual and corporate performance measures and actual performance versus such measures) used by the Chief Executive Officer to recommend such awards. Additionally, our Board reviews and approves the base salary, equity-incentive awards (if any) and any other special or supplemental benefits of the named executive officers. For additional information regarding the operation of the Compensation Committee, see our discussion under the section entitled “Compensation Discussion and Analysis” of this proxy statement.

Communications with Our Board

Stockholders and interested parties who wish to contact our Board, a committee thereof, the presiding non-management director of executive sessions or any individual director are invited to do so by writing to:

Board of Directors of Greenpro Capital Corp.

c/o Corporate Secretary

Suite 2201, 22/F Malaysia Building, 50 Gloucester Road

Wanchai, Hong Kong

All communications will be forwarded to our Board of Directors, the specified committee or the specified individual director, as appropriate.

Board Leadership Structure

We intend to designate Lee Chong Kuang to serve as the Chairman of the Board upon re-election to the Board. As the Chief Executive Officer of the Company, we believe that Mr. Lee will bring to the Board extensive experience and familiarity with our business in particular and its industries generally. We believe this background enhances the role of executive members of the Board in the development of long-term strategic plans and oversight of senior management in the implementation of those plans. We intend to provide independent directors with opportunities to meet in executive sessions without management present at the time of each regular Board meeting and additionally as deemed appropriate or necessary. Because Mr. Lee are not independent under NASDAQ standards, the chair at these executive sessions will rotate among the chairman of the Audit Committee and, when formed, the chairman of the Compensation Committee and the Nominating and Governance Committee. We believe that this structure will allow multiple directors to exercise important leadership roles, and will also provide for focused engagement by the Board committees and their chairs in their respective areas of responsibility. We believe that this structure will help facilitate clear and open communications between the Board of Directors and senior management, while providing for active oversight by independent directors. For the above reasons, the Board of Directors believes the current and the prospective leadership structure is appropriate for the Company.

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Board’s Role in Risk Oversight

Our management team is primarily responsible for the day-to-day assessment and management of the Company’s risk exposure. The Board of Directors provides oversight in connection with these efforts, with a particular focus on the most significant risks facing us. The Board of Directors believes that full and open communication between the management team and the Board of Directors is essential for both effective risk management and for meaningful oversight. To this end, the Board of Directors regularly meets with our Chief Executive Officer and the other members of our senior management team to discuss strategies, key challenges, and risks and opportunities for us. Management periodically presents to the Board of Directors strategic overviews of the Company’s most significant issues, including risks affecting the Company.

In order to help facilitate its risk oversight responsibilities, the Board of Directors intends to utilize each of its committees to oversee specific areas of risk that are appropriately related to the committee’s areas of responsibility once such committees are established. The Audit Committee will assist the Board of Directors in discharging its oversight responsibilities in the areas of internal control over financial reporting, disclosure controls and procedures and legal and regulatory compliance. The Audit Committee will discuss with management, the internal audit group and the independent auditor guidelines and policies with respect to risk assessment and risk management. The Audit Committee will also discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposure. The Compensation Committee, once formed, will assist the Board of Directors in discharging its oversight responsibilities regarding the risks related to the attraction and retention of personnel as well as the risks associated with the design of compensation programs and arrangements applicable to both executive officers and to all employees. The Nominating and Corporate Governance Committee, once formed, will establish, monitor and evaluate the implementation of our corporate governance policies. While the Board committees will be responsible for initially monitoring certain risks, the entire Board of Directors will be kept informed of the significant risks facing the Company through management and committee reports about such risks and the steps being taken to mitigate these risks.

Risk Assessment of Compensation Policies and Practices

Our Board of Directors oversees management’s evaluation of whether our employee compensation policies and practices pose any risks that are reasonably likely to have a material adverse effect on the Company. In conducting this evaluation, management reviews our overall compensation structure, taking into account the overall mix of compensation and the overall business risk. Management undertakes such a review periodically and reports to the Board any finding that a risk related to our compensation structure may exist, as well as any factors which may mitigate the risk posed by the particular compensation policy or practice. We have determined that there are currently no risks arising from our compensation policies and practices that are reasonably likely to have a material adverse effect on the Company.

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Philosophy and Objectives

Our executive compensation philosophy is to create a long-term direct relationship between pay and our performance. Our executive compensation program is designed to provide a balanced total compensation package over the executive’s career with us. The compensation program objectives are to attract, motivate and retain the qualified executives that help ensure our future success, to provide incentives for increasing our profits by awarding executives when corporate goals are achieved and to align the interests of executives and long-term stockholders. The compensation package of our named executive officers consists of two main elements:

1.	base salary for our executives that is competitive relative to the market, and that reflects individual performance, retention and other relevant considerations; and

2.	discretionary bonus awards payable in cash or shares and tied to the satisfaction of corporate objectives.

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Process for Setting Executive Compensation

Our Board of Directors is responsible for developing and overseeing the implementation of our philosophy with respect to the compensation of executives and for monitoring the implementation and results of the compensation philosophy to ensure compensation remains competitive, creates proper incentives to enhance stockholder value and rewards superior performance. The Board of Directors annually reviews and approves for each named executive officer, and particularly with regard to the Chief Executive Officer, all components of the executive’s compensation. The Board of Directors may award discretionary bonuses to each of the named executives, and reviews and approves the process and factors (including individual and corporate performance measures and actual performance versus such measures) used by the Chief Executive Officer to recommend such awards. Additionally, the Board of Directors reviews and approves the base salary, equity-incentive awards (if any) and any other special or supplemental benefits of the named executive officers.

The Chief Executive Officer periodically provides the Board of Directors with an evaluation of each named executive officer’s performance, based on the individual performance goals and objectives developed by the Chief Executive Officer at the beginning of the year, as well as other factors. The Board of Directors provides an evaluation for the Chief Executive Officer. These evaluations serve as the bases for bonus recommendations and changes in the compensation arrangements of our named executives.

Our Compensation Peer Group

We currently engage in informal market analysis in evaluating our executive compensation arrangements. As the Company and its businesses mature, we may retain compensation consultants that will assist us in developing a formal benchmark and selecting a compensation peer group of companies similar to us in size or business for the purpose of comparing executive compensation levels.

Program Components

Our executive compensation program consists of the following elements:

Base Salary

Our base salary structure is designed to encourage internal growth, attract and retain new talent, and reward strong leadership that will sustain our growth and profitability. The base salary for each named executive officer reflects our past and current operating profits, the named executive officer’s individual contribution to our success throughout his career, internal pay equity and informal market data regarding comparable positions within similarly situated companies. In determining and setting base salary, the Compensation Committee considers all of these factors, though it does not assign specific weights to any factor. The Compensation Committee generally reviews the base salary for each named executive officer on an annual basis. For each of our named executive officers, we review base salary data internally obtained by the Company for comparable executive positions in similarly situated companies to ensure that the base salary rate for each executive is competitive relative to the market.

Discretionary Bonus

The objectives of our bonus awards are to encourage and reward our employees, including the named executive officers, who contribute to and participate in our success by their ability, industry, leadership, loyalty or exceptional service and to recruit additional executives who will contribute to that success.

Each of our named executive officers is eligible for consideration for a discretionary cash bonus or shares bonus. The Chief Executive Officer makes recommendations regarding bonus awards for the named executive officers and the Board of Directors provides the bonus recommendation for the Chief Executive Officer. However, the Board of Directors has sole and final authority and discretion in designating to whom awards are made, the size of the award, if any, and its terms and conditions. The bonus recommendation for each of the named executive officers depends on a number of factors, including (i) the performance of the Company for the year, (ii) the satisfaction of certain individual and corporate performance measures, and (iii) other factors which the Board of Directors may deem relevant. The Company did not award any cash bonuses or shares bonus during fiscal year 2015.

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Stock Holdings

The Board of Directors recognizes the importance of having a portion of the named executive officers’ compensation be paid in the form of equity, to help align the executives’ interests with the interests of the Company’s stockholders. At this point, however, the Board of Directors has chosen to emphasize the cash-based portion of our compensation program over a stock program because it believes the discretionary nature of the cash-based compensation gives it the needed flexibility to factor in and reward the attainment of longer-term goals for the Company and the executives, as the Board of Directors deems appropriate.

Accordingly, we encourage executive ownership of our common stock. Methods of supporting ownership include turning to executives to support the financing needs of the Company. We believe that this practice achieves the dual goals of meeting the Company’s financing needs and aligning our executives’ interests with the interests of our stockholders.

We have not timed nor do we plan to time our release of material non-public information for the purpose of affecting the value of executive compensation.

Summary Compensation Table

The following summary compensation table sets forth the aggregate compensation we paid or accrued during the fiscal years ended December 31, 2015 and 2014.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
Lee Chong Kuang Director, Chief Executive Officer and President	2015	155,000	0	0	0	155,000
	2014	40,000	0	0	0	40,000

Loke Che Chan, Gilbert Director, Chief Financial Officer, Treasurer, Secretary	2015	155,000	0	0	0	155,000
	2014	40,000	0	0	0	40,000

Thanawat Lertwattanarak (1) Director	2015	0	0	0	0	0
	2014	0	0	0	0	0

Srirat Chuchottaworn (1) Director	2015	0	0	0	0	0
	2014	0	0	0	0	0

1. On October 18, 2015, Mr. Thanawat Lertwattanarak and Ms Srirat Chuchottaworn were appointed as Directors of the Company.

Narrative Disclosure to Summary Compensation Table

We are parties to a three year employment contract with each of Loke Che Chan, Gilbert, our Chief Financial Officer, Secretary, and director, and Mr. Lee Chong Kuang, our Chief Executive Officer, President and director. Each employment agreement commenced September 1, 2014, and will expire August 31, 2017. Under the terms of the agreements, each of Messrs. Loke and Lee will receive a monthly salary equal to $8,000, and a monthly housing allowance of $2,000, both which may also be payable in Hong Kong Dollars. From the second year of employment, the monthly salary is increased to $13,000, and a monthly housing allowance of $2,000 and entitled to an additional month’s salary as a result of the acquisition of the businesses under the common control of Messrs. Loke and Lee. In addition, each of Messrs. Loke and Lee is entitled to receive an additional 864,000 shares of our common stock upon the expiration of this agreement, based upon a $0.50 per share price. However, Messrs. Loke and Lee agreed to waive the additional 864,000 shares as stated in the employment contract. Messrs. Loke and Lee are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with their services on our behalf. The employment agreements also contain normal and customary terms relating to confidentiality, indemnification, nonsolicitation and ownership of intellectual property.

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The foregoing descriptions of the employment agreements of Messrs. Loke and Lee are summaries only and are qualified in their entirety by copies of their employment agreements filed as Exhibit 10.1 and Exhibit 10.2 to the Annual Report on Form 10-K filed with the SEC on March 30, 2016.

Except as set forth in the Narrative Disclosure to Summary Compensation Table disclosure and the Outstanding Equity Awards at Fiscal Year-End Table above, there are no options, warrants or convertible securities outstanding. At no time during the last fiscal year with respect to any of any of our executive officers was there:

●	any outstanding option or other equity-based award repriced or otherwise materially modified (such as by extension of exercise periods, the change of vesting or forfeiture conditions, the change or elimination of applicable performance criteria, or the change of the bases upon which returns are determined;

●	any waiver or modification of any specified performance target, goal or condition to payout with respect to any amount included in non-stock incentive plan compensation or payouts;

●	any option or equity grant;

●	any non-equity incentive plan award made to a named executive officer;

●	any nonqualified deferred compensation plans including nonqualified defined contribution plans; or

●	any payment for any item to be included under All Other Compensation in the Summary Compensation Table.

Compensation of Directors

During our fiscal year ended December 31, 2015, we did not provide compensation to our directors for serving as our director. We currently have no formal plan for compensating our director for his services in his capacity as director, although we may elect to issue stock options or provide cash compensation to such person from time to time in the future. Directors are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of our board of directors. Our board of directors may award special remuneration to any director undertaking any special services on our behalf other than services ordinarily required of a director.

Compensation Risk Management

The Compensation Committee collaborated with our Board of directors and human resources staff to conduct an assessment of potential risks that may arise from our compensation programs. Based on this assessment, the Compensation Committee concluded that our policies and practices do not encourage excessive and unnecessary risk taking that would be reasonably likely to have material adverse effect on the Company. The assessment included our cash incentive programs, which awards non-executives with cash bonuses for punctuality. Our compensation programs are substantially identical among business units, corporate functions and global locations (with modifications to comply with local regulations as appropriate). The risk-mitigating factors considered in this assessment included:

●	the alignment of pay philosophy, peer group companies and compensation amounts relative to local competitive practices to support our business objectives; and

●	effective balance of cash, short- and long-term performance periods, caps on performance-based award schedules and financial metrics with individual factors and Compensation Committee and management discretion.

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Compensation Committee Interlocks and Insider Participation

Our board of directors is comprised of Mr. Lee Chong Kuang, Mr. Loke Che Chan, Gilbert, Mr. Thanawat Lertwattanarak, Ms Srirat Chuchottaworn, Mr. Hee Chee Keong, Mr. Shum Albert and Mr. Chin Kiew Kwong. Mr. Lee is our Chief Executive Officer, and Mr. Loke is our Chief Financial Officer and Secretary. The entire board of directors performs the functions that would be performed by a compensation committee. All of the directors participate in deliberations concerning the compensation paid to executive officers.

Mr. Lee currently serves and during the last completed fiscal year served as the director, Chief Financial Officer and Treasurer of Odenza Corp. (ODZA: OTC Pink). Mr. Loke has served as an independent director of Odenza Corp. (ODZA: OTCQB) from February 4, 2013 to May 28, 2015. As directors of Odenza Corp. and Moxian Corporation, Messrs. Lee and Loke participated in deliberations concerning the compensation paid to executive officers of their respective corporations.

Messrs. Lee and Loke were parties to certain other related transactions more fully described in the section entitled “Certain Relationships and Related Transactions.”

Compensation Committee Report

Our entire Board of Directors has reviewed and discussed the Compensation Discussion and Analysis in this report with management. Based on its review and discussion with management, the Board of Directors recommended that the Compensation Discussion and Analysis be included in this proxy statement. The material in this report is not deemed filed with the SEC and is not incorporated by reference in any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made on, before, or after the date of this proxy statement and irrespective of any general incorporation language in such filing.

Submitted by members of the Board of Directors:

Lee Chong Kuang

Loke Che Chan, Gilbert,

Thanawat Lertwattanarak

Srirat Chuchottaworn

Hee Chee Keong

Shum Albert

Chin Kiew Kwong

CHANGES IN OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM; FEES

Dismissal of Previous Independent Registered Public Accounting Firm

On January 18, 2016, the Board of Directors of Greenpro Capital Corp. (the “Company”), approved the dismissal of Weld Asia Associates (“Weldasia”) as the Company’s independent auditor, effective immediately.

Weldasia served as the Company’s independent auditor for the period from July 19, 2013 (inception) to October 31, 2013 and year ended October 31, 2014. Weldasia’s report on the Company’s financial statements as of and for such periods did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that the audit report for the year ended October 31, 2013, contained an emphasis of matter paragraph regarding the Company’s ability to continue as a going concern.

During the period from July 19, 2013 (inception) to October 31, 2013 and year ended October 31, 2014, and the subsequent interim period from November 1, 2014 through Weldasia’s dismissal on January 18, 2016, there were (1) no disagreements with Weldasia on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Weldasia, would have caused Weldasia to make reference to the subject matter of the disagreements in connection with its reports, (2) no reportable events as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, and (3) no events of the type listed in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K.

The Registrant has provided Weldasia with a copy of the disclosures in this report and the Company requested a letter from Weldasia addressed to the Commission confirming the statements made by the Company in this report. A copy of that letter is attached as an exhibit to this proxy statement.

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Engagement of New Independent Registered Public Accounting Firm

Concurrent with the decision to dismiss Weldasia as the Company’s independent auditor, the Board of Directors of the Company elected to appoint Anton & Chia, LLP (“A&C”) as the Company’s independent auditor.

During the period from July 19, 2013 (inception) to October 31, 2013, year ended October 31, 2014, and through the date hereof, neither the Company nor anyone acting on its behalf consulted A&C with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company or oral advice was provided that A&C concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement with Weldasia which, if not resolved to the satisfaction of Weldasia, would have caused Weldasia to make reference to the matter in their report, or a reportable event as set forth in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our Board of Directors has approved the persons named below as nominees for election to our Board of Directors. All nominees presently serve as directors. Proxies will be voted for the election as directors for the ensuing year of the persons named below (or if for any reason unavailable, of such substitutes as our Board of Directors may designate). Our Board of Directors has no reason to believe that any of the nominees will be unavailable to serve.

Nominee’s Name	Position(s) Held
Lee Chong Kuang	President, Chief Executive Officer, Director
Loke Che Chan, Gilbert	Chief Financial Officer, Secretary, Treasurer, Director
Thanawat Lertwattanarak	Director
Srirat Chuchottaworn	Director
Hee Chee Keong	Independent Director
Shum Albert	Independent Director
Chin Kiew Kwong	Independent Director

Lee Chong Kuang , age 42, has served as our Chief Executive Officer, President and director since July 19, 2013. From 2003 until January 30, 2015, Mr. Lee served as a director of Asia UBS Global Ltd, a Hong Kong company, which he founded in 2003. He served as director, Chief Financial Officer and Treasurer of Odenza Corp. (ODZA: OTCQB) since February 4, 2013. He also served as the Chief Financial Officer and director of Moxian Corporation since October 5, 2012. The registration of Moxian Corporation was revoked on December 24, 2014. From 1997 to 2000, Mr. Lee worked at K. Y. Ho & Co, Chartered Accountants. He began his professional career with Siva Tan & Co., a Chartered Accountant firm in Malaysia in 1995 where he remained until 1997.

As a qualified member of the ACCA and Malaysia Institute of Accountants, Mr. Lee earned his professional qualification from the Hong Kong Institute of Certified Public Accountants and extended his professional services covering accounting, tax, corporate structuring planning with special focus in cross-border client nature, in addition to his accounting software businesses. Mr. Lee established the Cross Border Business Association (CBBA) – a NGO (Non-Government Organization) established under Hong Kong Society Act - to provide information and professional advice in Cross Border Business for its investment members. For the Cross Border Investment especially in the mining resources companies which are growing fast since 2011, Mr. Lee continues to support its clients by using cloud platform to strengthen its clientele through the use of technology advancement and models such as SaaS, PaaS, etc., for accounting and management solution purposes.

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Mr. Lee brings to the Board of Directors business leadership, corporate strategy and accounting and financial expertise.

Loke Che Chan, Gilbert, age 60, has served as our Chief Financial Officer, Treasurer and Director since inception on July 19, 2013. Mr. Loke has extensive knowledge in accounting and has been an accountant for more than 30 years. He was trained and qualified with UHY (formerly known as Hacker Young), Chartered Accountants, one of the large accounting firms based in London, England between 1980 and 1988. His extensive experience in auditing, accounting, taxation, SOX compliance and corporate listing has prompted him to specialize in corporate advisory, risk management and internal controls serving those small medium-sized enterprises.

From September 1999 until June 2013, Mr. Loke served as an adjunct lecturer in ACCA P3 Business Analysis at HKU SPACE (HKU School of Professional and Continuing Education), which is an extension of the University of Hong Kong and provides professional and continuing education.

Mr. Loke worked as an independent, non-executive director of ZMay Holdings Limited, a public company listed on the Hong Kong Stock Exchange from January 2008 to July 2008 and as Chief Financial Officer for Asia Properties Inc. from May 31, 2011 to March 28, 2012 and Sino Bioenergy Inc., with both companies listed on the OTC Markets in the US, from 2011 to 2012. Mr. Loke has served as the Chief Executive Officer and a director of Greenpro Resources Corporation since October 16, 2012. He has also served the Chief Executive Officer and a director of Moxian Corporation since October 5, 2012. The registrations of Moxian Corporation and Greenpro Resources were revoked on December 24, 2014. Mr. Loke has served as an independent director of Odenza Corp. (ODZA: OTCQB) from February 4, 2013 to May 28, 2015. He has also served as the Chief Financial Officer, Secretary, Treasurer, and a director of CGN Nanotech, Inc. since September 4, 2014.

Mr. Loke earned his degree of MBA from Bulacan State University, Philippines, and earned his professional accountancy qualifications from the ACCA, AIA and HKICPA. He also earned other professional qualifications from the HKICS, ICSA as Chartered Secretary, FPAM - Malaysia as Certified Financial Planner and ATIHK as tax adviser in Hong Kong.

Mr. Loke brings to the Board of Directors accounting and financial expertise and business leadership.

Thanawat Lertwattanarak, age 45, joined us as our Director on October 18, 2015. Mr. Lertwattanarak has more than 20 years of experience in business consulting, sales management projects, resources and companies, and project management with a track record of complicated SAP and non-SAP projects in Thailand. In 2004, he found I AM Group and has been the group director since then. He obtained a Bachelor of Science in Applied Mathematics and Computer Science from the King Mongkut’s Institute of Technology, Bachelor of Industrial Engineering from the University of Tennessee, and Master of Science in Manufacturing Engineering from the University of Tennessee. Mr. Lertwattanarak brings to the Board of Directors business leadership and experience and familiarity with conducting business in Thailand.

Srirat Chuchottaworn, age 47, joined us as our Director on October 18, 2015. Ms. Chuchottaworn has more than 20 years in the IT and consulting business. In 1997, she has become an SAP consultant for finance and controlling (FI/CO) and held a certificate of FI/CO.. In 2004, she found I AM Group and has been the group director since then. She is an experienced project manager and holds multiple SAP certifications. She obtained a Bachelor Degree in Engineer from the King Monkut’s Institute of Technology Ladkrabang and Master of Science in Information Technology from the Chulalongkorn University. Ms. Chuchottaworn brings to the Board of Directors business leadership and experience and familiarity with conducting business in Thailand.

Hee Chee Keong, age 44, joined us as an independent director of the Company on March 14, 2016. From June 2014 to October 2015, Mr. Hee served as the Chief Financial Officer of Galasys Plc. From June 2013 to September 2014, he served as the Chief Financial Officer of Apple Green Holding, Inc. (formerly called Blue Sun Media, Inc). Mr. Hee was the Finance Director and Non-Independent & Non-Executive Director at NetX Holdings Berhad (known as Global Soft Berhad) from November 2004 to January 2009 and January 2009 to June 2013, respectively. Mr. Hee is a Chartered Accountant of the Malaysian Institute of Accountants (MIA) and a fellow member of Association of Chartered Certified Accountants (FCCA). He has more than 18 years of working experience in both private and public companies. Mr. Hee has also worked as the Group Accountant and Principal Accounting Officer in his career.

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During the course of his career, Mr. Hee was involved in various industries, including accounting, information technology, manufacturing, trading, property, construction, leisure and entertainment. He has hands-on experience with the due diligence process, IPOs, issuance of warrants, corporate and debt restructuring in different fields and industries especially in accounting and finance. He brings to the Board of Directors deep finance, audit and business experience.

Shum Albert, age 56, joined us as an independent director of the Company on March 14, 2016. Mr. Shum is a certified Project Management Practitioner with over 30 years of experience in leading projects and people, implementing and overseeing technology programs, and administering all facets of technology initiatives. Mr. Shum has served as the Global Head of IT (ADM) in the Intertrust Group since May 2010, where he was responsible for leading the delivery of core information technology services through a global team to business units across more than twenty jurisdictions. Mr. Shum was fully accountable for the implementation of professional and effective solutions to ensure that the underlying functions, coupled with effective internal controls and worked together with the business to achieve its overall strategy across all locations. Prior to that time, Mr. Shum served as the Chief Information Officer in the South China Morning Post Group from January 2007 to October 2010 and the Regional CIO for Schindler Group from October 2000 to December 2006.

Mr. Shum holds a Bachelor Degree of Business Administration from Pacific States University, USA, a Diploma in Computer Science from the Computer Learning Institute, USA and had attended program for Executive Development at IMD business school in Lausanne, Switzerland. Mr. Shum brings to the Board of Directors his wide experience in internal controls and information technology.

Chin Kiew Kwong, age 44, joined us as an independent director of the Company on March 14, 2016. Mr. Chin has served as a Group Agency Manager at Public Mutual Berhad since 2005, a company listed on the Bursa, Stock Exchange of Malaysia which is a provider of private unit trust company and private retirement scheme (PRS) in Malaysia. He is a project leader and marketing expert in leading more than 100 unit trust consultants for the past 10 years. He was frequently awarded by the Great Eastern Assurance from 1997 to 2004 and Public Mutual Berhad Achievement since 2005. Mr. Chin was a Post graduate in computer studies from Informatics College, Kuala Lumpur in 1993. He is also a Certified NLP Practitioner and has vast experience in the fields of IT services, finance and unit trust since 1991. Mr. Chin brings to the Board of Directors his broad business and management experience.

Our Board of Directors unanimously recommends that you vote “FOR” all of the nominees listed above.

PROPOSAL NO. 2

RATIFICATION OF SELECTION OF AUDITORS

The Board of Directors has appointed Anton & Chia, LLP to audit our consolidated financial statements for the fiscal year ending December 31, 2016. Anton & Chia, LLP has served as our independent registered public accounting firm since fiscal 2015. We do not expect representatives of Anton & Chia, LLP to be present at our annual meeting of the shareholders.

The Company is not required to submit the selection of our independent registered public accounting firm for stockholder approval. If the stockholders do not ratify the selection of Anton & Chia, LLP, as our independent auditors for the fiscal year ending December 31, 2016, our Board of Directors will evaluate what would be in the best interests of our Company and our stockholders and consider whether to select new independent auditors for the current fiscal year or whether to wait until the completion of the audit for the current fiscal year before changing independent auditors.

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Audit Fees

The following table shows the aggregate fees that we paid or accrued for the audit and other services provided by Anton & Chia, LLP. for the fiscal years ended December 31, 2015 and December 31, 2014. A representative of Anton & Chia, LLP, will not be attending this year’s Annual Meeting

ACCOUNTING FEES AND SERVICES	2015	2014

Audit fees	$50,000	$5,000
Audit-related fees	-	-
Tax fees	$-	$-
All other fees	-	-

Total	$50,000	$5,000

The category of “Audit fees” includes fees for our annual audit, quarterly reviews and services rendered in connection with regulatory filings with the SEC, such as the issuance of comfort letters and consents. During the year ended December 31, 2015 and for the two months period from November 1, 2014 to December 31, 2014, the consolidated financial statements of the Company and its subsidiaries were audited by Anton & Chia, LLP. For period from January 1, 2014 to October 31, 2014, the consolidated financial statements of the Company were audited by Weld Asia Associates.

The category of “Audit-related fees” includes employee benefit plan audits, internal control reviews and accounting consultation.

The category of “Tax services” includes tax compliance, tax advice, tax planning.

The category of “All other fees” generally includes advisory services related to accounting rules and regulations.

The policies and procedures contained in the Audit Committee Charter provide that the Committee must pre-approve the audit services, audit-related services and non-audit services provided by the independent auditor and the provision for such services by Anton & Chia, LLP was compatible with the maintenance of the firm’s independence in the conduct of its audits.

Pre-approval Policies and Procedures

Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent auditor. Our Audit Committee has adopted certain pre-approval policies and procedures which were filed as Exhibit 99.2 to our Annual Report on Form 10K with the SEC on March 30, 2016.

Our Board of Directors unanimously recommends that you vote “FOR” the proposal to ratify the appointment of Anton & Chia, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016.

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PROPOSAL NO. 3

ADVISORY, NON-BINDING VOTE ON EXECUTIVE COMPENSATION (“SAY-ON-PAY”)

Pursuant to Section 14A of the Securities Exchange Act of 1934, as amended, we provide our stockholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the compensation disclosure rules of the Securities and Exchange Commission.

Our executive compensation programs are designed to motivate and retain our named executive officers, who are critical to our success, and to reward our named executive officers for the achievement of short-term and long-term strategic and operational goals and the achievement of increased total stockholder return. We seek to closely align the interests of our named executive officers with the interests of our stockholders, and our Compensation Committee regularly reviews named executive officer compensation to ensure such compensation is consistent with our goals.

Required Stockholder Vote

This vote is advisory, which means that the vote on executive compensation is not binding on the Company, our Board of Directors. The vote on this resolution is not intended to address any specific element of compensation, but rather relates to the overall compensation of our named executive officers, as described in this proxy statement in accordance with the compensation disclosure rules of the Securities and Exchange Commission. To the extent there is a significant vote against the compensation of our named executive officers as disclosed in this proxy statement, the Compensation Committee will evaluate whether any actions are necessary to address our shareholders’ concerns.

Accordingly, we ask our stockholders to vote on the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2016 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Summary Compensation Table, and the other related tables and disclosure.

Our Board of Directors unanimously recommends that you vote “FOR” the non-binding resolution on executive compensation.

PROPOSAL NO. 4

ADVISORY, NON-BINDING VOTE ON FREQUENCY OF APPROVAL OF EXECUTIVE
COMPENSATION (SAY-ON-FREQUENCY)

The Dodd-Frank Act requires us to provide our stockholders with the opportunity to vote, on a non-binding advisory basis, for their preference as to how frequently we should consult an advisory Say-on-Pay vote. Stockholders may indicate whether they would prefer that we conduct future Say-on-Pay votes every year, every two years or every three years. Stockholders also may abstain from casting a vote on this proposal.

Our Board of Directors has determined that a Say-on-Pay vote that occurs once every three years is the most appropriate alternative for us and therefore the Board recommends that you vote in favor of conducting a Say-on-Pay vote every three years. The Board believes that a Say-on-Pay vote occurring every three years will provide our stockholders with sufficient time to evaluate the effectiveness of the Company’s overall compensation philosophy, policies and practices in the context of our long-term business results for the corresponding period, while avoiding an over-emphasis on short-term variations in compensation and business results. A Say-on-Pay vote occurring every three years will also permit stockholders to observe and evaluate the effect of any changes to our executive compensation policies and practices that have occurred since the last advisory vote on executive compensation.

This vote is advisory, which means that is not binding on the Company or the Board of Directors. The Company recognizes that the stockholders may have different views as to the best approach and looks forward to hearing from the stockholders as to their preferences on the frequency of the Say-on-Pay vote. The Board of Directors will carefully review the outcome of the frequency vote; however, when considering the frequency of future Say-on-Pay votes, the Board of Directors may decide that it is in the Company’s and the stockholders’ long-term best interest to hold a Say-on-Pay vote more or less frequently than the frequency receiving the most votes cast by our stockholders.

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The proxy card provides stockholders with the opportunity to choose among four options (holding the Say-on-Pay vote every year, every two years, every three years or abstain from voting). Stockholders are not being asked to approve or disapprove the recommendation of the Board of Directors.

Our Board of Directors unanimously recommends that you vote to hold an advisory vote on executive compensation (Say-On-Pay) EVERY 3 YEARS.

PROPOSAL NO. 5

RATIFICATION OF NAME CHANGE

On May 6, 2015, we amended our Articles of Incorporation to change our name from Greenpro Inc. to Greenpro Capital Corp. The amendment was approved by our Board and holders of approximately 89.19% of the voting power of outstanding shares of our common stock on May 6, 2015 by written consent in lieu of a special meeting. A Certificate of Amendment effectuating this change was filed with the Nevada Secretary of State on the same date (the “Name Change Amendment”).

Our Board and the Majority Stockholders believe that it is advisable and in the Company’s best interests to ratify the Name Change Amendment in order to facilitate the Company’s efforts to re-brand itself to develop and enhance its business.

Our Board of Directors unanimously recommends that you vote “FOR” the proposal to ratify the Name Change Amendment.

STOCKHOLDER PROPOSALS

Stockholder proposals intended to be included in the 2017 annual meeting proxy materials must be received by the Secretary of the Company no later than December 16, 2016, or otherwise as permitted by applicable law (the “Proxy Deadline”). The form and substance of these proposals must satisfy the requirements established by the Company’s Bylaws and the SEC, and the timing for the submission of any such proposals may be subject to change as a result of changes in SEC rules and regulations.

Additionally, stockholders who intend to present a stockholder proposal at the 2016 annual meeting must provide the Secretary of the Company with written notice of the proposal between 90 and 120 days prior to the one-year anniversary date of the 2016 annual meeting; provided, however, that if the 2017 annual meeting date is advanced by more than 30 days before or delayed by more than 60 days after the one-year anniversary date of the 2016 annual meeting, then stockholders must provide notice within time periods specified in our Bylaws. Notice must be tendered in the proper form prescribed by our Bylaws. Proposals not meeting the requirements set forth in our Bylaws will not be entertained at the meeting.

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DELIVERY OF PROXY MATERIALS

Our annual report to stockholders for the fiscal year ended December 31, 2015, including audited financial statements, accompanies this Proxy Statement. Copies of our Annual Report on Form 10-K for fiscal 2015 are available from the Company without charge upon written request of a stockholder. Copies of these materials are also available online through the Securities and Exchange Commission at www.sec.gov. The Company may satisfy SEC rules regarding delivery of proxy statements and annual reports by delivering a single proxy statement and annual report to an address shared by two or more Company stockholders. This delivery method can result in meaningful cost savings for the Company. In order to take advantage of this opportunity, the Company may deliver only one proxy statement and annual report to multiple stockholders who share an address, unless contrary instructions are received prior to the mailing date. Similarly, if you share an address with another stockholder and have received multiple copies of our proxy materials, you may write or call us at the address and phone number below to request delivery of a single copy of these materials in the future. We undertake to deliver promptly upon written or oral request a separate copy of the proxy statement and/or annual report, as requested, to a stockholder at a shared address to which a single copy of these documents was delivered. If you hold stock as a record stockholder and prefer to receive separate copies of a proxy statement or annual report either now or in the future, please contact the Company’s Secretary at Suite 2201, 22/F Malaysia Building, 50 Gloucester Road, Wanchai, Hong Kong or by telephone at +(852) 3111-7718. If your stock is held through a brokerage firm or bank and you prefer to receive separate copies of a proxy statement or annual report either now or in the future, please contact your brokerage firm or bank.

FORWARD-LOOKING STATEMENTS

This Proxy Statement may contain certain “forward-looking” statements (as that term is defined in the Private Securities Litigation Reform Act of 1995 or by the U.S. Securities and Exchange Commission in its rules, regulations and releases) representing our expectations or beliefs regarding our company. These forward- looking statements include, but are not limited to, statements regarding our business, anticipated financial or operational results and objectives. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,” “estimate,” “might,” or “continue” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors, including factors discussed in this and other filings of ours with the SEC.

AVAILABLE INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and, in accordance therewith, files reports and other information with the Securities and Exchange Commission (the “SEC”). Any interested party may inspect information filed by the Company, without charge, at the public reference facilities of the SEC at its principal office at 100 F. Street, N.E., Washington, D.C. 20549. Any interested party may obtain copies of all or any portion of the information filed by the Company at prescribed rates from the Public Reference Section of the SEC at its principal office at 100 F. Street, N.E., Washington, D.C. 20549. In addition, the SEC maintains an Internet site that contains reports, proxy and information statements and other information regarding the Company and other registrants that file electronically with the SEC at http://www.sec.gov.

The Company’s common stock is listed on OTCMarket QB tier and trades under the symbol “GRNQ”.

EXHIBITS

Exhibit No.	Description
1	Letter from Weld Asia Associates*

*Filed herewith

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